Exhibit 10.15

Independent Auditor’s Report

To the Shareholders and Board of Directors of

Anthony & Sylvan Pools Corporation and Subsidiaries

Mayfield Village, Ohio

We have audited the consolidated financial statements of Anthony & Sylvan Pools Corporation and Subsidiaries (the “Corporation”) for the year ended December 31, 2000 (prior to reclassification for discontinued operations discussed in Note 3 to the consolidated financial statements), not presented herein, and have issued our report thereon dated March 28, 2001; such report is included elsewhere in this Form 10-K. Our audit also included the consolidated financial statement schedule of Anthony & Sylvan Pools Corporation and Subsidiaries, listed in Item 15 (prior to reclassification for discontinued operations discussed in Note 3 to the consolidated financial statements), not presented herein. This consolidated financial statement schedule is the responsibility of the Corporation’s management. Our responsibility is to express an opinion based on our audit. In our opinion, such consolidated financial statement schedule (prior to reclassification for discontinued operations discussed in Note 3 to the consolidated financial statements), when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Deloitte & Touche LLP

Cleveland, Ohio

March 28, 2001